Exhibit 99.2

MEMBERSHIP INTEREST PURCHASE AND SALE AGREEMENT

BETWEEN

DEVELOPMENT FUND I, LLC,

AS SELLER,

AND

WHEELER REIT, L.P.,

AS BUYER

DATE: AS OF AUGUST 15, 2014

MEMBERSHIP INTEREST PURCHASE AND SALE AGREEMENT

THIS MEMBERSHIP INTEREST PURCHASE AND SALE AGREEMENT (this “Agreement”) is made as of the 15th day of August, 2014 (the “Effective Date”) by and between DEVELOPMENT FUND I, LLC, a Virginia limited liability company (the “Seller”), and WHEELER REIT, L.P., a Virginia limited partnership (or its assignee pursuant to Section 9.1) (the “Buyer”).

RECITALS

A. Seller is the owner of all of the membership interests (the “Courtland Membership Interests”) of the limited liability company organized in Virginia and known as DF I – Courtland, LLC (“Courtland”).

B. Seller is the owner of all of the membership interests (the “Moyock Membership Interests” and collectively with the Courtland Membership Interests, the “Membership Interests”) of DF I – Moyock II, LLC (“Moyock” and collectively with Courtland, the “Companies”).

C. Courtland is the owner of certain real property located in Courtland, Virginia, identified as LOT 2 (43,898 SQ FT) (1.008 ACRES) on the plat entitled “SUBDIVISION PLAT OF COURTLAND COMMERCIAL CENTER TOWN OF COURTLAND, FRANKLIN MAGISTERIAL DISTRICT SOUTHAMPTON COUNTY, VIRGINIA” dated December 13, 2007, prepared by Midgette & Associates, P.C. and recorded in the Clerk’s Office of the Circuit Court of Southampton County, Virginia in Plat Book 31, at page 134; and Moyock is the owner of certain real property located at 100 Currituck Commercial Drive, Moyock, North Carolina, (together, the “Real Properties”);

D. The Membership Interests represent all of the economic benefits of, and all of the voting, management and other rights with respect to, each Company.

E. Seller has agreed to sell and Buyer has agreed to buy the Membership Interests for the price and upon the terms set forth in this Agreement.

ARTICLE 1

PURCHASE AND SALE

Section 1.1. Agreement of Purchase and Sale. Subject to the terms and conditions hereinafter set forth, on the Closing Date (as defined in Section 4.1), Seller agrees to sell, assign, and transfer to Buyer, and Buyer agrees to purchase, assume, acquire and accept from Seller, the Membership Interests, whether represented by certificates or otherwise, by execution and delivery of the Transfer Powers (as defined in Section 4.2 below) from Seller to Buyer.

Section 1.2. Consideration. Seller is to sell and assign, and Buyer is to acquire and assume, the Membership Interests for the sum of ONE MILLION ONE HUNDRED EIGHTEEN THOUSAND THREE HUNDRED EIGHTEEN AND 57/100 DOLLARS ($1,118,318.57) (the “Purchase Price”).

Section 1.3. Method of Payment. The Purchase Price shall be payable by Buyer in immediately available funds as follows: $618,318.57 shall be paid at “Closing” (defined below); $250,000 shall be paid on or before December 31, 2014 and $250,000 shall be paid on or before March 31, 2015.

ARTICLE 2

DUE DILIGENCE INVESTIGATION

Section 2.1. Delivery of Due Diligence Documents. Buyer acknowledges that prior to the Effective Date, Seller has delivered to it copies of books and records of each Company, including Organizational Documents (as defined in Section 3.2(iii) below) for each Company and such title, survey and other real property investigation matters as have been requested by Buyer (collectively the “Due Diligence Documents”).

ARTICLE 3

CLOSING; CLOSING ADJUSTMENTS AND COSTS; CONDITIONS

Section 3.1. Time and Place. The consummation of the transactions contemplated hereby (the “Closing”) shall be held at the offices of Buyer’s counsel on August 15, 2014 (the “Closing Date”). At the Closing, Seller and Buyer shall perform the obligations set forth in, respectively, Section 3.2 and Section 3.3, the performance of which obligations shall be concurrent conditions.

Section 3.2. Seller’s Obligations at Closing. At or prior to Closing, Seller shall execute (or cause the execution of) and deliver the following to Buyer (the “Seller’s Closing Documents”):

(i) a duly executed Membership Interests Transfer Powers for each of Courtland and Moyock (the “Transfer Powers”) in the form attached hereto and made a part hereof as Exhibit A;

(ii) a resolution (or other documentation) evidencing the authority of Seller to consummate the transactions contemplated herein and the authority of the signatory to this Agreement; and

(iii) each Company’s minute books and records, together with true, correct and complete copies of each Company’s operating agreement and Articles of Organization (“Organizational Documents”).

Section 3.3. Buyer’s Obligations at Closing. At the Closing, Buyer shall pay to Seller the amount of the Purchase Price then due in the manner set forth in Section 1.3.

ARTICLE 4

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 4.1. Representations and Warranties of Seller. Seller hereby makes the following representations and warranties to Buyer as of the Effective Date:

(a) Organization and Authority. Each of Seller and each Company has been duly formed and is validly existing under the laws of the Commonwealth of Virginia. Seller has the full right and authority to enter into this Agreement and to transfer the Membership Interests and to consummate or cause to be consummated the transactions contemplated by this Agreement. The persons signing this Agreement on behalf of Seller are authorized to do so.

(b) Noncontravention. Neither the entry into nor the performance of, or compliance with, this Agreement by Seller has resulted, or will result, in any violation of, or default under, or result in the acceleration of, any obligation under any existing organizational documents or agreements, mortgage, indenture, lien agreement, note, contract, permit, judgment, decree, order, restrictive covenant, statute, rule, or regulation applicable to Seller or to either Company.

(c) Agreement Binding. This Agreement constitutes a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights and by general principles of equity (whether applied in a proceeding at law or in equity). All Related Documents executed by Seller at or in connection with the Closing will be duly authorized, executed, and delivered by Seller, are or at the Closing will be legal, valid, and binding obligations of Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights and by general principles of equity (whether applied in a proceeding at law or in equity) and do not violate any provisions of any agreement to which either Seller or the Company is a party or to which it is subject. The term “Related Documents” shall mean any document or instrument executed and/or delivered by Seller or Buyer in connection with or pursuant to the Closing of the transaction contemplated by this Agreement including, without limitation, the Transfer Powers.

(d) Ownership. Seller represents and warrants to Buyer that (i) Seller is the owner of the Membership Interests free and clear of all liens and encumbrances, and has not pledged, collaterally assigned, hypothecated or otherwise encumbered all or any portion thereof, (ii) no understanding, agreement (either express or implied), or reasonable expectancy of agreement with respect to the sale or transfer of the Membership Interests exists between Seller and any third party, (iii) there are no (A) outstanding or authorized options, warrants, or convertible securities relating to any ownership interest in either Company or (B) other rights, agreements, arrangements or commitments of any character relating to the Membership Interests that would be binding on Buyer as the successor owner thereof or would encumber the Membership Interest; and (iv) the Companies hold title to the Real Properties as more particularly described in, and to the extent set forth in, the title policies issued to the Companies and provided to Buyer in connection with this Agreement.

(e) No Pending Actions. Neither Seller nor the Company has received any written notice of: (i) any pending (and to Seller’s knowledge there is no threatened) action, suit, arbitration, unsatisfied order or judgment relating to the Membership Interests; or (ii) any government investigation or proceeding pending against either Company.

(f) The Companies’ Financial Obligations. At Closing, the Companies will have no financial obligations whatsoever, except (i) routine obligations for operating expenses arising prior to Closing for which a bill or invoice has not been received, (ii) operating expenses or outstanding trade debt (clauses (i) and (ii) collectively, “Financial Obligations”) and (iii) the Mortgage Indebtedness (as defined in Section 4.4 below. The Companies shall retain, pay and perform, and the Seller shall have no obligation with respect to, the Mortgage Indebtedness (as defined in Section 4.4 below). Seller shall pay and perform, and indemnify and hold the Companies and Buyer harmless from and against, the Financial Obligations and all other obligations and liabilities, and any cost or expense incurred in connection therewith, excepting only the Mortgage Indebtedness.

(g) Organizational Documents. The Organizational Documents are true, correct and complete copies thereof and are in full force and effect.

(h) Completeness and Accuracy. To Seller’s knowledge, the documents delivered by Seller to Buyer pursuant to Section 3.1 are true, accurate and complete.

Section 4.2. Survival of Seller’s Representations and Warranties. Seller agrees to indemnify, defend and hold Buyer harmless against all losses, damages, suits, actions obligations, expenses, reasonable attorneys fees, costs claims or liabilities (collectively, the “Claims”) arising out of a breach of any representation or warranty of Seller contained in this Agreement and first discovered by or disclosed to Buyer following the Closing. Seller’s indemnity obligation relating to a breach of any representation or warranty under this Agreement shall survive for a period of twelve (12) months from the Closing Date (the “Indemnification Period”); provided, however, that in no event shall Seller be liable for any claim or claims made by Buyer for a breach of any representation, warranty, or covenant under this Agreement unless the aggregate thereof is equal to or greater than $25,000.00. In no event shall Seller be liable for any consequential damages incurred or suffered by Buyer and in no event shall Seller be liable for aggregate amounts in excess of $250,000.

Section 4.3. Representations, Warranties and Covenants of Buyer. Buyer hereby makes the following representations and warranties to Seller as of the Effective Date and as of the Closing Date:

(a) Organization and Authority of Buyer. Buyer has been duly formed and is validly existing under the laws of the Commonwealth of Virginia. Buyer has the full right and authority to enter into this Agreement, to purchase all of the Property and to consummate or cause to be consummated the transaction contemplated by this Agreement. This Agreement and all Related Documents executed by Buyer at the Closing will be duly authorized, executed, and delivered by Buyer and do not violate any provisions of any agreement to which Buyer is a party or to which it is subject.

(b) Agreement Binding. This Agreement and the Related Documents constitute legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with the terms hereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights and by general principles of equity (whether applied in a proceeding at law or in equity).

(c) Pending Actions. To Buyer’s knowledge, there is no action, suit, arbitration, unsatisfied order or judgment, government investigation or proceeding pending against Buyer which, if adversely determined, could individually or in the aggregate materially interfere with the consummation of the transaction contemplated by this Agreement.

Section 4.4. Payment of Mortgage Indebtedness. As of the Effective Date, the Companies have outstanding indebtedness secured by the Properties in an amount not to exceed $565,000 with respect to Moyock and $125,000 with respect to Courtland (together, the “Mortgage Indebtedness”). Buyer acknowledges the Mortgage Indebtedness and the Companies and the Buyer shall pay and perform and hold Seller harmless from and against, the Mortgage Indebtedness, not to exceed the amounts set forth above. Commencing on the Effective Date, Buyer and Seller shall work actively and in good faith with the holder of the Mortgage Indebtedness to ensure that the holder thereof will consent to the transfer of the Membership Interests to Buyer and will release the any guarantor from liability. Buyer shall be responsible for the payment of all fees (including attorney’s fees) which may be imposed by the holder of the Mortgage Indebtedness as a condition of approving the transfer of the Membership Interests.

ARTICLE 5

MISCELLANEOUS

Section 5.1. Assignment. Subject to the provisions of this Section 5.1, the terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto. Buyer may not assign its rights under this Agreement without first obtaining Seller’s written approval, which approval may not be unreasonably withheld, conditioned or delayed if such transfer is to a wholly-owned affiliate entity; provided, however, Buyer shall have the right to assign this Agreement to a wholly-owned subsidiary of Buyer without the prior written consent of Seller. An assignment by Buyer of its rights under this Agreement shall not relieve Buyer of any liability hereunder.

Section 5.2. Notices. Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, (b) reputable overnight delivery service with proof of delivery, or (c) legible facsimile transmission, sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given upon receipt or refusal to accept delivery, or, in the case of facsimile transmission, as of the date of the facsimile transmission (if such is received by 5:00 p.m. local time of the recipient) provided that an original of such facsimile is also sent to the intended addressee by means described in clauses (a), or (b) above. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:

If to Seller: Development Fund I, LLC Riversedge North 2529 Virginia Beach Blvd., Suite 200 Virginia Beach, Virginia 23452 Tel: 757-627-9088 Fax: 757-627-9081	If to Buyer: Wheeler REIT, LP Riversedge North 2529 Virginia Beach Blvd., Suite 200 Virginia Beach, Virginia 23452 Tel: 757-627-9088 Fax: 757-627-9081

Section 5.3. Modifications. This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

Section 5.4. Entire Agreement. This Agreement, including the exhibits and schedules hereto, contains the entire agreement between the parties hereto pertaining to the subject matter hereof and fully supersedes all prior written or oral agreements and understandings between the parties pertaining to such subject matter.

Section 5.5. Further Assurances. Each party agrees that it will execute and deliver such other documents and take such other action, whether prior or subsequent to the Closing, as may be reasonably requested by the other party to consummate the transaction contemplated by this Agreement.

Section 5.6. Counterparts. This Agreement may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

Section 5.7. Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect; provided that the invalidity or unenforceability of such provision does not materially adversely affect the benefits accruing to any party hereunder.

Section 5.8. Applicable Law. This Agreement and the Related Documents shall be governed by and construed in accordance with the internal laws of the Commonwealth of Virginia without regard to conflicts of law principles. The parties hereto agree that the provisions of this Section 5.8 shall survive the Closing or any termination of this Agreement.

Section 5.9. No Third-Party Beneficiary. The provisions of this Agreement and of the documents to be executed and delivered on the Closing Date are and will be for the benefit of Seller and Buyer only and, subject to the provisions of Section 5.1, are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered on the Closing Date.

Section 5.10. Captions. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

Section 5.11. Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that any normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

Section 5.12. Disclosure of Information. Seller acknowledges that the general partner of Buyer is a publicly traded real estate investment trust. Seller acknowledges that the rules and regulations promulgated by the United States Securities and Exchange Commission (the “SEC”) may require Buyer to disclose certain basic information concerning this Agreement and the transactions contemplated herein in documents to be filed with the SEC. The parties agree that Buyer shall be permitted to make such disclosures and that such disclosures shall not constitute a breach or a violation of any confidentiality or non-disclosure agreement executed by the parties prior to the Effective Date. Such confidentiality or non-disclosure agreement, if any, shall be amended and modified to the extent provided in this Section.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

SELLER:			BUYER:

DEVELOPMENT FUND I, LLC, a Virginia limited liability company			WHEELER REIT, L.P. a Virginia limited partnership

By:	DF I Management, LLC, a Virginia limited liability company, its Manager		By:	Wheeler Real Estate Investment Trust, Inc. a Maryland corporation, its General Partner

	By:	/s/ Jon S. Wheeler		By:	/s/ Jon S. Wheeler
		Jon S. Wheeler, Manager			Jon S. Wheeler, President

LIST OF EXHIBITS/SCHEDULES

EXHIBITS

EXHIBIT A	—	Membership Interest Transfer Power